Keefe, Bruyette & Woods Atlanta & Orlando June 3-4, 2014

Forward looking statements This presentation contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3) the Company could have adverse legal actions of a material nature; (4) the Company may face competitive loss of customers; (5) the Company may be unable to manage its expense levels; (6) the Company may have difficulty retaining key employees; (7) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (8) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (9) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (10) the Company may experience difficulties growing loan and deposit balances; ((11) the current economic environment poses significant challenges for us and could adversely affect our financial condition and results of operations; (12) continued deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions resulting in either actual losses or other than temporary impairments on such investments; and (13) the effects of the Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) recently adopted by the United States Congress.  Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made. *

Total Assets $3.4 bil Branches 82 FTE 925 Market Cap $684 mil Institutional Ownership 63% Average Daily Volume $1.8 mil Date: May 28, 2014 *

Value in the banking sector? Checklist for success in current environment: Capital Strongly capitalized Markets Solid distribution network Stable geographic markets Disciplined competition Performance Strong net interest margin Strong NIM management Strong fee income Ability to control expenses Growth Liquidity to grow Ability to grow share in market Opportunity to grow into new markets Management *

City Holding Company Markets: Operates an extremely strong retail/commercial franchise in stable markets with disciplined competition Asset Quality: Strong compared to peers and City’s management has recognized and dealt with issues Performance: Has consistently outperformed peers with respect to earnings, capital, and liquidity Growth: Growing and succeeding in slow-growth stable markets with targeted expansion into new markets *

City National Markets 1st Branch Share & 2nd Deposit Share (9%) In Charleston MSA/Huntington MSA; $10.6 Billion 1st Branch Share & 28% Deposit Share $2.5 Billion 2nd Branch Share & 2nd Deposit Share (17%) inStaunton MSA $2.4 Billion 3rd Branch Share & 6% Deposit Share in Winchester VA & Morgan, Berkeley & Jefferson Co. WV $5.4 Billion *

Acquisitions in Growth Markets *

Virginia Savings Bank Closed May 31, 2012 5 branches in Virginia $73 million in loans $123 million in deposits 5,700 households Regional population of 185,000 Regional Households of 72,000 Projected Population growth of 5.0% over 5 yrs Our primary competitors in this market are BB&T, United Bank, Bank of Clarke County, and Wells Fargo *

Community Bank Closed January 10, 2013 10 branches in Virginia Eight Branches in Staunton, VA region Population of 205,000 Households of 79,000 Competitors: STEL, BBT, STI, BOA, UBSI Two Branches in Virginia Beach Region Population of 1.7 million Households of 625,000 $410 million in loans $380 million in deposits 13,650 households Projected Population growth of 3.1% over 5 years in Staunton, VA region *

Retail Enhancements in Virginia 80% of Virginia Branches acquired are unprofitable due to low retail loan balances Solution: Originate More Retail Loans Under CHCO, Retail Loan Production: $39MM in 2013 Goal of over $50MM for 2014 Was not a focus for predecessors due to liquidity constraints Significant Opportunity for CHCO to improve the profitability of the Virginia franchise *

Retail Enhancements in Virginia Closed Harrisonburg Branch (Feb 2013) Had 288 households; Primarily Indirect Auto Focus Closed Lake James Branch (Dec 2013) Had 981 households Indirect Auto Loans down $12.4 MM (60%) since January 2013 Scale business Unacceptable risk-return balance Relocated Winchester Branch (Aug 2013) Renovated Woodstock Branch (Aug 2013) *

Financial Impact of Acquisitions: VSB - Before VSB – After Community – Before Community - After Branches 5 5 11 9 FTE 48 37 (-23%) 153 82 (-45%) Loans^ $73 MM (Mar 12 Call) $73 MM $371 MM $318 MM * Deposits $120 MM $139 MM $385 MM $314 MM ** Expenses $4.7MM (2011) $2.7MM (-42%) (YTD Ann) $14.7 MM (2012) $7.8 MM (-47%) (YTD Ann) Retail Trans. Acct. Hhlds 4,022 4,961 11,146 10,970 * ^ Loans are balances after the mark-to-market * Closed Harrisonburg & Lake James Branches ** Brokered Deposits *

Accretion from Acquisitions *

Industry Challenges in 2014: Economic Activity & Loan Growth Mortgage Banking Downturn Branch Fees are stagnant Loan Competition – Terms & Price Regulatory Compliance Future Regulatory Agenda *

The key to City’s success: an enviable deposit franchise Branches 82 Average Deposits per Branch $34.5 MM Average Households per Branch 2,200 Average Deposit Share 12.5% Average Household Share* 23% * - Excludes Coastal Region *

Low cost and stable funding: Data: March 31, 2014 *

Excluding Acquisition Accretion, Interest rate floors, and PSL’s – City’s NIM has been very stable: Peer Data as of December 31, 2013 3.77% March 2008 thru June 2011: NIM supported by Interest Rate Floors 2013 & Mar 2014: NIM supported by Accretion from acquisitions *

CHCO’s sensitivity to interest rate risk : Immediate Basis Point Change in Interest Rates Estimated Increase or Decrease in Net Income between 1-12 months +400 Bp +3.9% +300 Bp +4.9% +200 Bp +4.2% +100 Bp +1.2% Data: March 31, 2014 Assumes that deposit mix changes as rates rise *

Strong deposit franchise drives top decile non-interest revenue: *As of March 31, 2014. Non-interest income excludes investment gains/(losses) Sample of 275 reporting publicly traded banks and thrifts with assets between $1 and $10 billion as of December 31, 2013, excluding investment gains/(losses) *

Non-interest income is branch driven: 2008 2009 2010 2011 2012 2013 March 2014 Bankcard Revenues $8.6 $9.0 $9.9 $11.1 $12.4 $13.5 $3.7 Service Charges $37.4 $36.0 $30.1 $27.0 $26.3 $27.6 $6.2 Insurance $4.2 $5.6 $5.5 $5.9 $6.1 $5.8 $2.0 Investment Management $2.2 $2.3 $2.8 $3.1 $3.8 $4.0 $1.0 BOLI $2.9 $3.3 $3.4 $3.2 $3.0 $3.4 $0.8 *

Past-due loan Trends (30+ days): *

Past Dues Originated & Acquired as of March 31, 2014 C&I CRE RRE HE Con Total Originated $0.1 $0.8 $4.1 $0.6 $0.3 $5.9 Acquired $0.1 $3.8 $0.8 - $0.4 $5.1 Total $0.2 $4.6 $4.9 $0.6 $0.7 $11.0 *

Charge-off trends: Source: FDIC, All Insured Depository Institutions Peer data as of December 31, 2013 *

Non-performing assets & OREO Source: FDIC, All Insured Depository Institutions Peer data as of December 31, 2013 *

Bank Director ranked City: A High Performing Bank * #3 of largest 150 US banks in 2010 #8 among US Banks with assets between $1B - $5B in 2011 #19 among US Banks with assets between $1B - $5B in 2012 Named City 10th on the “Nifty Fifty” for best use of capital in 2013 & 2014

ROA Peer Data as of March 31, 2014 *

ROTCE Peer Data as of March 31, 2014 *

Efficiency Ratio Data as calculated using SNL Financial definition. Peer data as of March 31, 2014. *

Noninterest Income/Total Revenues Peer Data as of March 31, 2014 *

Growth: CHCO is positioned to achieve “reasonable growth” in its core franchise Commercial Retail Insurance Trust & Investment Management *

Commercial loan growth: Success achieved due to community bank orientation, strong team, strong underwriting, and strong local economies Growth percentages exclude acquisitions in 2005, 2012 & 2013 *

Retail loan growth: Adjustable Rate Mortgages, Home Equity Loans, Installment credit *

Deposit growth opportunity: CHCO has many small deposit relationships; peers tend to have larger commercial & public deposits Branches Deposits Deposits/Branch CHCO 82 $ 2.8 B $35 million BBT 65 $ 5.1 B $79 million UBSI 32 $ 1.8 B $55 million JPM 19 $ 1.3 B $68 million HBAN 16 $ 1.0 B $59 million Includes branches within 5 miles of City branch Source: SNL *

CityInsurance: Growing

- **Revenues** **$5.8 Million**
- **CAGR** **12% annually**

Lines of Business

Personal Lines
Workers Compensation
Health/Benefits/Life Ins
Property/Casualty
Medical Malpractice

Acquisitions

Dickens & Clark
Patton Insurance
Millcreek Insurance
Area Insurance

Markets

Charleston (3 locations)
Huntington
Ripley
Beckley
Martinsburg
Ashland

34

City Holding Company

Trust AUM & Revenues: Strong growth AUM CAGR 10.8% and Revenue CAGR 7.8% (Dec 31, 2005-Dec 31, 2013) *

Tangible Common Equity: strong following 2 acquisitions in 2012 & 2013 *

Share Count: *

Average Daily Volume and Short Position in CHCO *

Cash Dividends/Share Declared & Dividend Payout Ratio *

Growth per share (12/31/10 – 12/31/13): Loans per share: 8.5% CAGR Deposits per share: 6.5% CAGR Non-interest inc per share: 1.7% CAGR Expenses per share*: 5.4% CAGR Implication: While CHCO operates in relatively low growth markets, high profitability allows share repurchases, which have driven core earnings despite the economic environment of the last several years *-Excludes one-time merger expenses *

Acquisition philosophy: Historically less acquisitive than peers Acquisitions must truly be strategic or meaningfully accretive Opportunities have increased Actively looking: In-market Adjacent market Growth markets Size: Generally $100MM to $1B *

Acquisition territory: *

CHCO represents good value and stability Pricing Metrics*: Price to Book: 174% Price to Tangible Book: 215% Price to 2014 Projected Earnings** 13.1x Dividend Yield 3.7% Div Payout Ratio** 48% Tangible Capital/Tangible Assets*** 9.60% Institutional Ownership 63% * Based on Price of $43.54 (5/28/14) ** Based on analyst estimate of $3.32 for 2014 (average of 5) *** March 31, 2014 *

Questions? *